Revenue (Tables)	12 Months Ended
Dec. 31, 2023
Revenue
Schedule of Information on Revenue

Amounts in US$ ‘000	2023	2022	2021
Sale of crude oil	726,947	1,004,775	647,559
Sale of purchased crude oil	5,464	9,454	—
Sale of gas	25,024	35,350	40,984
Commodity risk management contracts designated as cash flow hedges (a)	(810)	—	—
	756,625	1,049,579	688,543
(a)	Realized result on commodity risk management contracts designated as cash flow hedges. See Note 8.